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                            INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Sunrise Medical Inc.

We consent to the use of our report incorporated herein by reference.

/s/ KPMG Peat Marwick LLP

Los Angeles, California
April 13, 1998